Exhibit 99.1

Third Quarter 2012 Investor Presentation November 21, 2012 HCC Insurance Holdings, Inc.

See Notice About This Presentation Notice About This Presentation ABOUT FORWARD-LOOKING STATEMENTS: This presentation contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements reflect our current expectations and projections about future events and include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included or incorporated by reference in this presentation that address activities, events or developments that we expect or anticipate may occur in the future, including such things as growth of our business and operations, business strategy, competitive strengths, goals, plans, future capital expenditures and references to future successes may be considered forward-looking statements. Generally, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “probably” or similar expressions indicate forward-looking statements. Many risks and uncertainties may have an impact on the matters addressed in these forward-looking statements, which could affect our future financial results and performance. These events or factors could cause our results or performance to differ materially from those we express in our forward-looking statements. Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and, therefore, the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements that are included in this presentation, our inclusion of this information is not a representation by us or any other person that our objectives or plans will be achieved. Our forward-looking statements speak only at the date made, and we will not update these forward-looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, any forward-looking events discussed in this presentation may not occur. PRESENTATION FORMATTING: Certain figures included in this publication have been rounded for presentation and are provided for comparative purposes only. Our periodic reports filed with the Securities and Exchange Commission contain more detailed information, including specific figures. 2

See Notice About This Presentation HCC Overview Specialty insurer since 1974 (NYSE: HCC) headquartered in Houston, TX Non-correlated specialty insurance products underwritten in approximately 180 countries Five insurance segments: U.S. Property & Casualty, Professional Liability, Accident & Health, U.S. Surety & Credit and International Financial Strength Ratings of “AA (Very Strong)” by Standard & Poor’s, “AA (Very Strong)” by Fitch Ratings, “A1 (Good Security)” by Moody’s, and “A+ (Superior)” by A.M. Best Company Assets of $10.1 billion, shareholders’ equity of $3.5 billion and market capitalization of $3.4 billion as of September 30, 2012 3

See Notice About This Presentation Characteristics That Make HCC Unique Specialty Insurance businesses with strong long-term fundamentals and market leadership Diversified underwriting portfolio with historically low correlation Consistent track record of growth and strong underwriting performance Lowest expense ratio amongst industry peers1 Disciplined balance sheet and risk management practices High quality investment portfolio Broadly experienced team 4 1 Peer group defined as AFG, AGII, CB, MKL, NAVG, ORI, RLI, TRV and WRB.

See Notice About This Presentation Operating Highlights Year to Date Combined ratio excluding cats of 82.0% Accident year combined ratio excluding cats of 84.5% Expense ratio of 25.4% Operating ROE of 12.1%1; ROE of 11.1%2 Catastrophe losses equaled 0.4% of shareholders’ equity3 Book value per share growth of 10.0% to $34.60 Five-year compounded BVPS growth of 11.3%4 5 Note: Results are third quarter year-to-date 2012, unless otherwise indicated. 1 Annualized operating return on equity is a non-GAAP financial measure. See GAAP reconciliation on slide 23. 2 Annualized year-to-date 2012 net earnings divided by average shareholders’ equity. 3 After reinsurance and reinstatement premium, and net of 35% tax benefit. As a percentage of 12/31/11 shareholders’ equity. 4 As of 9/30/12. ; 83.3% with cats ; 85.7% with cats

Segment Overview
($ in millions)

HCC

	U.S. Property & Casualty	Professional Liability	Accident & Health[1]	U.S. Surety & Credit	International	Total[2]
2011 GWP:	$ 541	$ 563	$ 757	$ 226	$ 517	$ 2,649
2011 NWP:	$ 367	$ 412	$ 757	$ 209	$ 392	$ 2,182
Key Lines:	Aviation Small Account E&O Public Risk Contingency Disability Title Reinsurance Mortgage Reinsurance Residual Value EPLI Technical Property Primary and Excess Casualty Brown Water Marine	U.S. D&O International D&O Large Account E&O Fiduciary Fidelity Bankers Blanket Bonds EPLI	Medical Stop-loss ST Domestic and International Medical	Contract Surety Commercial Surety Bail Bonds Credit	Energy Property Treaty Liability Surety Credit Property (D&F) Ocean Marine A&H	

[1] Exited the HMO and medical excess reinsurance businesses, previously included in Accident & Health segment, in 3Q12. Recast all prior financial data to report these two lines of business in Exited Lines.

[2] Total includes Exited Lines[1] (GWP = $45M; NWP = $45M).

HCC

See Notice About This Presentation

6

See Notice About This Presentation Segment Comparison YTD 3Q12 ($ in millions) 7 U.S. Property & Casualty Professional Liability Accident & Health U.S. Surety & Credit International Total1 1 Total includes Exited Lines (NEP = $32M). 46 Net Earned 42 $ 624 58

See Notice About This Presentation Segment Comparison 2011 ($ in millions) 8 U.S. Property & Casualty Professional Liability Accident & Health1 U.S. Surety & Credit International Total2 1 Exited the HMO and medical excess reinsurance businesses, previously included in Accident & Health segment, in 3Q12. Recast all prior financial data to report these two lines of business in Exited Lines. 2 Total includes Exited Lines1 (NEP = $45M). 60 80 63 66

See Notice About This Presentation Consistent Growth 10 CAGR (2006-2011): 3.5% Gross Written Premium ($ in millions) YOY: 5.9% $2,236 $2,451 $2,499 $2,560 $2,579 $2,649 $2,020 $2,140 $0 $1,000 $2,000 $3,000 $4,000 2006 2007 2008 2009 2010 2011 YTD 3Q11 YTD 3Q12

Consistent Growth 11 See Notice About This Presentation Net Written Premium ($ in millions) CAGR (2006-2011): 3.8% YOY: 4.2% $1,813 $1,986 $2,061 $2,046 $2,026 $2,182 $1,661 $1,731 $0 $1,000 $2,000 $3,000 $4,000 2006 2007 2008 2009 2010 2011 YTD 3Q11 YTD 3Q12

Strong Underwriting Performance 12 See Notice About This Presentation GAAP Underwriting Ratios1 1 Recast for 3Q12 change in Exited Lines. 59.6% 60.4% 59.7% 59.4% 65.8% 67.4% 24.7% 25.4% 24.9% 25.6% 25.3% 25.2% 84.3% 85.8% 84.6% 85.0% 91.1% 92.6% 83.3% 57.9% 25.4% 2007 2008 2009 2010 2011 YTD 3Q11 YTD 3Q12 Loss Ratio Expense Ratio

See Notice About This Presentation Effective Catastrophe Management 13 1 10/1/12 PML excludes reinstatement premiums and is based on estimates from RMS Cat Model Version 11.0.1411.2 and internal PML estimates for lines not modeled in RMS. After-tax Net Probable Maximum Loss (PML)1 for a single event managed to 5% of Shareholders’ Equity After-tax Net PML as % of Shareholders’ Equity 2.0% 2.4% 1 in 100 1 in 250 CA Earthquake 1.8% 2.3% GOM Wind

Single Event Limit below 5% of Shareholders’ Equity See Notice About This Presentation Catastrophe Exposure Management ($ in millions) 14 1 Represents pretax recorded losses from date of event through 9/30/12. Net losses are net of reinsurance and include reinstatement premiums. 2 Gross loss and beginning of year shareholders’ equity are not available. 3 Represents after-tax net losses as a percentage of beginning of year shareholders’ equity.

See Notice About This Presentation Investment Portfolio at September 30, 2012 ($ in millions) 15 1 Excludes realized and unrealized investment gains and losses. Average Rating AA Average Duration 4.6 years Average Life 8.0 years Average Yield1 3.9% Average Tax Equivalent Yield1 4.8% Fixed Maturity Securities $ 6,315 Equity Securities 203 Short-term and Other Investments 194 Total Investments $ 6,712 Fixed Maturity Securities

See Notice About This Presentation Investment Analysis at September 30, 2012 ($ in millions) 16 1 % of fair value of fixed maturity securities.

See Notice About This Presentation Quality Reinsurance Security ($ in millions) 17 1 A.M. Best ratings are as of 11/1/12. 2 Includes paid losses recoverable, outstanding losses recoverable and incurred but not reported losses recoverable. 3 Net recoverable is gross recoverable less total credits (includes letters of credit, cash and other payables). 4 Reinsurance recoverables as reported on balance sheet. 5 Includes letters of credit, cash and other payables. Reinsurers as of 9/30/12 Highly rated reinsurance partners Reserve for uncollectible reinsurance of $2 million at 9/30/12 on over $1 billion of recoverables 41% of reinsurance recoverables at 9/30/12 were collateralized or had available offsets from reinsurers5 Reinsurance Recoverables4 as % of Equity Reinsurer A.M. Best rating1 Gross recoverable2 Net recoverable3 Transatlantic Re A $ 147 $ 131 ACE P&C A+ 78 77 Axis Re A 77 66 Hannover Ruck. A+ 81 61 Arch Re A+ 42 40 Everest Re A 31 24 Swiss Re America A+ 31 21 82% 80% 57% 39% 40% 34% 31% 32% 29% 20% 40% 60% 80% 100% 2004 2005 2006 2007 2008 2009 2010 2011 YTD 3Q12

See Notice About This Presentation HCC’s Value Proposition 18 Non-correlated portfolio of products Double-digit margin in very competitive market High quality investment portfolio Strong operating cash flow Experienced management team

See Notice About This Presentation Performance Versus Peers 19

See Notice About This Presentation Total Value Creation 20 1 Calculated by HCC using 12/31/11 and prior SEC filings for peer companies. Peers reflects average for peer companies. Compounded Annual Return on Tangible Book Value per Share, Including Dividends1 1 Year 3 Year 5 Year 10 Year 10.7% 7.1% 16.6% 15.4% 17.1% 10.5% 18.7% 13.6% HCC Peers HCC Peers HCC Peers HCC Peers

See Notice About This Presentation Outperformance with Low Volatility - 10 Years 21 Source: Dowling & Partners; data through 12/31/11. SAFT PGR MCY IPCC ALL TRV ACE CB FFH HIG CNA ACGL AXS AGII AWH ENH WTM ALTE XL SIGI CINF THG PRE RE TRH WRB HCC AFG RLI MKL NAVG BWINB RNR MRH 10 Year Avg. C. Ratio Standard Deviation in C. Ratio 10 YEAR AVG. COMBINED RATIO & STANDARD DEVIATION IN C. RATIO Auto Large Cap Cml Offshore (Re)Insurance Regional Reinsurance Specialty Property/Short-tail Source: Company Reports, D&P Analysis 1st Quintile (Highest) 2nd Quintile 3rd Quintile 4th Quintile 1st Quintile (Lowest) 2nd Quintile 3rd Quintile 4th Quintile 5th Quintile (Highest) 5th Quintile (Lowest)

See Notice About This Presentation Outperformance with Low Volatility – 5 Years 22 Source: Dowling & Partners; data through 12/31/11. IPCC SAFT PGR MCY ALL FFH ACE TRV CB CNA HIG ACGL AWH AHL ENH AXS AGII WTM ALTE GBLI XL THG SIGI CINF PRE PTP TRH RE GLRE HCC AFG RLI WRB NAVG TWGP Y SBX MKL OB BWINB LRE RNR VR MRH FSR 0 5 Year Avg. C. Ratio Standard Deviation in Total Value Creation 5 YEAR AVG. COMBINED RATIO & STANDARD DEVIATION IN C. RATIO Auto Large Cap Cml Offshore (Re)Insurance Regional Reinsurance Specialty Property/Short-tail Source: Company Reports, D&P Analysis 1st Quintile (Highest) 2nd Quintile 3rd Quintile 4th Quintile 1st Quintile (Lowest) 2nd Quintile 3rd Quintile 4th Quintile 5th Quintile (Highest) 5th Quintile (Lowest)

See Notice About This Presentation Favorable Investment Metrics 23 Source: Public Information from SNL Financial, as calculated by Goldman Sachs; data as of 6/30/12. 1 Reflects annualized 1H12 net investment income / 1H12 cash and investments. 2 Reflects annualized 1H12 net investment income / annualized 1H12 total operating income. 3 After-tax mark-to-market as a percentage of book value ex-AOCI. Asset Leverage (Investments / Book Value ex-AOCI) GAAP NII / Total Operating Income2 Pretax Net Yield on Invested Assets1 Sensitivity to +200 bps Rate Shift3 NM 2.1x 2.7x 3.0x 3.1x 3.1x 3.1x 3.2x 3.2x 4.0x 6.8x 0.0x 2.0x 4.0x 6.0x 8.0x HCC RLI CB MKL NAVG AGII TRV ORI WRB AFG 39% 44% 64% 74% 84% 88% 95% 116% 232% 0% 70% 140% 210% 280% ORI RLI HCC CB MKL NAVG TRV WRB AGII AFG 2.3% 2.9% 3.1% 3.3% 3.3% 3.4% 3.6% 4.0% 4.3% 4.9% 0% 2% 3% 5% 6% NAVG AGII RLI MKL ORI HCC CB TRV WRB AFG (9%) (9%) (10%) (10%) (11%) (12%) (13%) (14%) (15%) (25%) (32%) (24%) (16%) (8%) 0% AGII RLI HCC NAVG MKL ORI CB TRV WRB AFG

Reconciliation of Non-GAAP Financial Measure to GAAP

NON-GAAP FINANCIAL MEASURE: Annualized operating return on equity is a non-GAAP financial measure as defined by Regulation G and is calculated as operating earnings (or net earnings excluding after-tax net realized investment gain (loss), other-than-temporary impairment credit losses and foreign currency benefit (expense)) divided by average shareholders' equity excluding accumulated other comprehensive income. Management believes annualized operating return on equity is a useful measure for understanding the Company's profitability relative to shareholders' equity before consideration of investment-related gains (losses) and foreign currency benefit (expense) that the Company does not consider in evaluating its operating results internally.

(In thousands)	Nine months ended September 30, 2012
Numerator:	
GAAP net earnings	$283,139
Exclude:	
Net realized investment gain, net of tax[1]	5,537
OTTI credit losses, net of tax[1]	(668)
Foreign currency expense, net of tax[1]	(3,476)
Total items excluded from operating earnings	1,393
Operating earnings	$281,746
Denominator:	
GAAP equity - beginning of period	$3,273,982
Exclude - Accumulated other comprehensive income	227,659
Beginning equity, as adjusted	$3,046,323
GAAP equity - end of period	$3,504,820
Exclude - Accumulated other comprehensive income	318,239
Ending equity, as adjusted	$3,186,581
Average equity, as adjusted	$3,116,452
Annualized operating return on equity	12.1%

[1] Tax adjustment calculated using 35% statutory tax rate.

HCC

See Notice About This Presentation

23